EXHIBIT 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13G (including any and all amendments thereto) with respect to the Common Stock of Lawson Products, Inc., and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filings.

The undersigned further agree that each party hereto is responsible for the timely filing of such Statement on Schedule 13G and any amendments thereto, and for the accuracy and completeness of the information concerning such party contained therein; provided, however, that no party is responsible for the accuracy or completeness of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.

This Joint Filing Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

In witness whereof, each of the undersigned has executed this Agreement as of September 12, 2014.

KDI CAPITAL PARTNERS, LLC

By:	/s/ Sheldon M. Fox
Name:	Sheldon M. Fox
Title:	Managing Member

A FEW VALUABLE BUSINESSES PARTNERSHIP

By:	KDI Capital Partners, LLC, General Partner

By:	/s/ Sheldon M. Fox
Name:	Sheldon M. Fox
Title:	Managing Member

CAPITAL PARTNER INVESTMENTS PARTNERSHIP

By:	KDI Capital Partners, LLC, General Partner

By:	/s/ Sheldon M. Fox
Name:	Sheldon M. Fox
Title:	Managing Member

WORTHY COMPANIES LIMITED PARTNERSHIP

By:	KDI Capital Partners, LLC, General Partner

By:	/s/ Sheldon M. Fox
Name:	Sheldon M. Fox
Title:	Managing Member

FINANCIAL ASCENT LIMITED PARTNERSHIP

By:	KDI Capital Partners, LLC, General Partner

By:	/s/ Sheldon M. Fox
Name:	Sheldon M. Fox
Title:	Managing Member

OUTSTANDING BUSINESSES LIMITED PARTNERSHIP

By:	KDI Capital Partners, LLC, General Partner

By:	/s/ Sheldon M. Fox
Name:	Sheldon M. Fox
Title:	Managing Member

FINANCIAL ASCENT TE LIMITED PARTNERSHIP

By:	KDI Capital Partners, LLC, General Partner

By:	/s/ Sheldon M. Fox
Name:	Sheldon M. Fox
Title:	Managing Member

/s/ Sheldon M. Fox*
John M. Day

/s/ Sheldon M. Fox
Sheldon M. Fox

* By /s/ Sheldon M. Fox
Sheldon M. Fox Attorney-in-fact